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Exhibit 10.35

AMENDMENT, ACKNOWLEDGMENT AND WAIVER

        THIS AMENDMENT, ACKNOWLEDGMENT AND WAIVER (this "Amendment") is executed as of February 17, 2004, by each of the shareholders (the "Shareholders") of Kinetic Concepts, Inc., a Texas corporation (the "Company"), identified on the signature pages hereto, all of which are parties to that certain Agreement Among Shareholders, dated November 5, 1997, as amended by (1) that certain Waiver and Consent, effective as of September 27, 2002, (2) that certain Joinder and Amendment Agreement, dated as of June 25, 2003, and (3) that certain Amendment and Waiver, dated August 11, 2003 (as so amended, the "Shareholder Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Shareholder Agreement.

        WHEREAS, the Company filed a registration statement on Form S-1 with the Securities and Exchange Commission on December 31, 2003 (as amended on and at any time after February 2, 2004, the "Registration Statement") in connection with the proposed initial public offering (the "Offering") by the Company and certain shareholders of the Company set forth on Schedule I hereto (the "Selling Shareholders") of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company; and

        WHEREAS, as of the date hereof, the parties contemplate that 16,100,000 shares of Common Stock will be registered in connection with the Offering, consisting of 14,000,000 shares to be offered on a firm commitment basis (the "Firm Shares") and an additional 2,100,000 shares to cover over-allotments, if any (the "Over-Allotment Shares" and, together with the Firm Shares, the "Shares"); and

        WHEREAS, the Company, the Selling Shareholders and the underwriters of the Shares expect to enter into an underwriting agreement setting forth the terms and conditions of the distribution of the Shares (the "Underwriting Agreement") on the date the Registration Statement is declared effective by the Securities and Exchange Commission.

        NOW THEREFORE, for valuable consideration hereby acknowledged, and in order to facilitate the Offering, the parties hereto hereby agree as follows:

I. Allocation of Secondary Shares to be Offered in the Offering.

        The Company and the Selling Shareholders hereby agree that:

        A.    The Firm Shares to be offered and sold in the Offering by the Selling Shareholders pursuant to the Underwriting Agreement (collectively, the "Firm Secondary Shares") shall be allocated among the Selling Shareholders in the amounts as set forth under "Number of Firm Secondary Shares to be Offered and Sold" on Schedule I hereto.

        B.    In the event that the underwriters exercise their option to purchase Over-Allotment Shares, the number of Over-Allotment Shares that may be sold by the Selling Shareholders pursuant to the Underwriting Agreement (the "Over-Allotment Secondary Shares") shall be allocated among the Selling Shareholders in the percentages as set forth under "Percentage of Over-Allotment Secondary Shares to be Offered and Sold" on Schedule I hereto.

        C.    In the event that, at any time after the date hereof, either the number of Firm Shares is increased from 14,000,000 shares or the number of Over-Allotment Shares is increased from 2,100,000 shares, then, in any such case (1) such additional shares that may be sold pursuant to the Underwriting Agreement (the "Additional Secondary Shares" and, together with the Firm Secondary Shares and the Over-Allotment Shares, the "Secondary Shares"), whether sold on a firm commitment basis or pursuant to the exercise of the underwriters' over-allotment option or both, shall be allocated among the Selling Shareholders in the percentages as set forth under "Percentage of Additional Secondary Shares to be Offered and Sold" on Schedule I hereto and (2) the Company shall not offer or sell any such additional shares unless, and only to the extent that, the Fremont Entities and the Blum Entities have elected not to sell such additional shares allocated to them collectively under "Percentage of Additional Secondary Shares to be Offered and Sold" on Schedule I hereto.

II. Exercise of Piggyback Registration Rights.

        The Company and each of the Shareholders hereby acknowledge and agree that the Company is registering the Secondary Shares pursuant to the exercise by the Selling Shareholders of their piggyback registration rights under Section 5.02 ("Piggyback Registration Rights") of the Shareholder Agreement. Each of the Shareholders waives any and all failures of the Company to comply with the notice and other provisions under Section 5.03 ("Registration Procedures") of the Shareholder Agreement.

III. Acknowledgement Regarding Demand Registration Rights.

        The Shareholders and the Company acknowledge that the participation by any of the Selling Shareholders in the Offering, as contemplated by Section I hereof and the Registration Statement, shall not constitute a Demand Registration, under Section 5.01 of the Shareholder Agreement.

IV. Waiver of Tag-Along Rights

        Each of the Shareholders hereby waives, and agrees not to exercise, any and all of its rights under Sections 2.03 ("Tag-Along Rights") of the Shareholder Agreement in connection with the sale of any Secondary Shares by any of the Selling Shareholders.

V. Waiver of Restrictions on Transfer

        Each of the Shareholders hereby waives any and all of its rights set forth in the last sentence of Section 2.02 ("Restrictions on Transfer of Shares") of the Shareholder Agreement in connection with the sale of any Secondary Shares by any of the Selling Shareholders. Without limiting the generality of the foregoing, and for the sake of clarity, no Selling Shareholder shall be required to obtain any agreement by any person or entity that shall purchase any of the Secondary Shares from the Selling Shareholders to the effect that such person or entity agrees to be bound by the terms and provisions of the Shareholder Agreement.

VI. Amendment Relating to Preemptive Rights

        The Company and the Shareholders hereby agree that Section 4 ("Preemptive Rights") of the Shareholder Agreement, as of and after the date hereof, shall be amended to include the following as Section 4.06 thereof:

        "For so long as the Company's Common Stock shall be listed on the New York Stock Exchange, the rights and obligations of the Shareholders set forth in Section 4 ("Preemptive Rights") of the Shareholder Agreement shall be subject to approval by the Company's shareholders at least once during the five-year period that begins on the date of the consummation of the Offering, and at least once during each subsequent five-year period that begins one day after the end of the preceding five-year period. If, after the expiration of a five-year period, such approval has not been obtained for such period pursuant to this Section IV, the Preemptive Rights shall terminate and be of no further force or effect. In order to effectuate the foregoing, the Company shall use its reasonable best efforts to include a proposal for its shareholders to approve the Preemptive Rights in the Company's proxy statements (i) in respect of any annual shareholder meeting that is requested by the Shareholders or (ii) if no such request is made by the Shareholders during any five-year period described above, then in respect of the last annual shareholder meeting that is to be held by the Company during such five-year period; provided, however, that if the shareholders do not approve the Preemptive Rights at any meeting at which the proposal is presented, then the Preemptive Rights shall survive until, and shall terminate on, the later of (1) February 28, 2009 and (2) five years after the date on which the Preemptive Rights were last approved by the shareholders."

VII. Amendment Relating to Holdback Agreements

        The Company and the Shareholders hereby agree that Section 5.05 ("Holdback Agreements") of the Shareholder Agreement, as of and after the date hereof, shall be amended and restated as follows:

  "5.05 Holdback Agreements. Each Shareholder agrees not to effect any Transfer of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including, without limitation, a sale pursuant to Rule 144 under the Securities Act, during a period (the "Lock-Up Period") beginning on the date a Proposed Offering Notice (as defined below) is delivered to such Shareholder and ending on the earlier of (i) 180 days (or such shorter period reasonably required by the Managing Underwriter of the offering referred to in such Public Offering Notice) following the effective date of any registration statement filed by KCI (other than a registration statement on Form S-4, S-8 or other limited purpose form, and except as part of such registration in connection with such Public Offering Notice) or (ii) the date the Company provides notice to such Shareholder that such registration has been abandoned. The Company shall promptly issue such stop-transfer instructions upon its knowledge that any Public Offering Notice has been delivered, which instructions shall be in effect during the Lock-Up Period, and each Shareholder hereby agrees and consents that such instructions may be issued. Each Shareholder agrees that it shall maintain the confidentiality of any proposed registration by KCI until such time as either the registration statement is filed with the SEC or the Company has provided notice to such Shareholder that the registration has been abandoned. The Company shall promptly inform the Shareholders upon such time as any such proposed registration has been abandoned, but in no event later than five business days following such abandonment. The Company agrees with the Shareholders that it shall abandon such registration at such time as it has determined, in its good faith, to no longer pursue such registration.

  "Public Offering Notice" shall mean any written notice from the Company or any Shareholder which states that a bona fide organizational meeting with respect to a proposed public offering of Common Stock has occurred and that the Company intends to file a registration statement in connection with such offering.

VIII. Notice of Distributions

        Each of the Fremont Entities (as defined below) shall provide to the Blum Entities (as defined below) and James R. Leininger, M.D., and each of the Blum Entities shall provide to the Fremont Entities and James R. Leininger, M.D., at least five business days' written notice in advance of any distribution or other transfer any shares of Common Stock to any of its partners, members, stockholders or other holders of equity interests, however denominated. "Fremont Entities" means Fremont Partners, L.P., Fremont-KCI Co-Investment Company, L.L.C., Fremont-KCI Co-Investment II, L.L.C., Fremont Acquisition Company II, L.L.C., Fremont Acquisition Company IIA, L.L.C., Fremont Partners III, L.P. and Fremont Partners III Side-by-Side, L.P. and their respective "affiliates" (as such term is defined in Rule 144(a)(1) under the Securities Act of 1933, as amended ("Affiliates")). "Blum Entities" means Blum Capital Partners, L.P., Blum Strategic Partners II, L.P., Blum Strategic Partners II GmbH & Co. KG, Stinson Capital Partners II, L.P. and RCBA-KCI Capital Partners, L.P. and their respective Affiliates.

IX. Amendment of Schedule 7.01

        The Company and the Shareholders hereby agree that Schedule 7.01 to the Shareholder Agreement, as of and after the date hereof, shall be amended to add thereto the following address information:

"Peter A. Leininger	12000 Huebner Road Suite 103 San Antonio, TX 78230
Daniel E. Leininger	233 Providence Trail Spring Branch, TX 78070
1987 Brian C. Leininger Trust 1987 Kelly C. Leininger Trust 1987 Tracy M. Leininger Trust 1987 Joshua S. Leininger Trust	c/o Peter A. Leininger 12000 Huebner Road Suite 103 San Antonio, TX 78230."

X. Amendment Relating to Permitted Transfers

        The Company and the Shareholders hereby agree that:

        A.    Section 2.01 ("Restrictions on Transfer of Shares") of the Shareholder Agreement, as of and after the date hereof, shall be amended and restated as follows:

  "2.01 Restrictions on Transfer of Shares. Each of Fremont and RCBA agree for themselves and for the respective Fremont/KCI Group and RCBA/KCI Group, and Dr. Leininger agrees for himself, that immediately after the Closing Time, the KCI Percentages held by them will be that set forth in Schedule 1.08, and that, except as set forth in Section 2.02 hereof, until six (6) months after the Common Stock shall have been the subject of a Public Offering pursuant to the Securities Act, no (i) shares of Common Stock or (ii) equity interests in the entities comprising the controlling interests in the Persons comprising the Fremont/KCI Group or the RCBA/KCI Group may be sold, transferred, pledged, or hypothecated, directly or indirectly (each a "Transfer"). Any attempted Transfer that is not permitted by this Section 2 shall be deemed a violation and breach of this Agreement that may be treated as null and void by the Shareholders and by KCI. Any shares of Common Stock or of equity interests in the entities comprising the controlling interests in the Persons comprising the Fremont/KCI Group or the RCBA/KCI Group that are the subject of a Transfer permitted by this Section 2 shall remain subject to this Section 2. As a condition precedent to the effectiveness of any Transfer to any person or entity that is not a party to this Agreement, such transferee, for good and recognizable consideration, shall (i) agree in writing to become a party to this Agreement and to be bound by its terms and provisions, (ii) specify in such agreement an address or facsimile number at which notices shall be given pursuant to Section 7.01 hereto and (iii) deliver a copy of such agreement to each party to this Agreement."

        B.    Section 2.02 ("Permitted Transfers") of the Shareholder Agreement, as of and after the date hereof, shall be amended and restated as follows:

  "2.02 Permitted Transfers. Notwithstanding the foregoing, the following Transfers will be permitted so long as the transferee, for good and recognizable consideration, (i) agrees in writing to become a party to this Agreement and to be bound by its terms and provisions, (ii) specifies in such agreement an address or facsimile number at which notices shall be given pursuant to Section 7.01 hereto and (iii) delivers a copy of such agreement to each party to this Agreement, and so long as the Transfer complies with the registration provisions (or exemptions therefrom) of all applicable federal and state securities laws:

          (a)   Transfers by gift or the laws of descent and distribution to any Affiliate of the transferor.

          (b)   Sales by Fremont or any member of the Fremont/KCI Group to any other member of the Fremont/KCI Group.

          (c)   Sales by RCBA or any member of the RCBA/KCI Group to any other member of the RCBA/ KCI Group.

          (d)   Sales between Fremont or any member of the Fremont/KCI Group on the one hand and RCBA or any member of the RCBA/KCI Group on the other hand, or vice versa, so long as the seller has first offered the securities on the same price and terms, for at least thirty (30) days, to the member of its own Group.

          (e)   Sales by Dr. Leininger of up to 10.5% of KCI's then outstanding Common Stock."

XI. General

        A.    Condition to Amendment.    Notwithstanding anything in this Amendment to the contrary, this Amendment is expressly conditioned upon (a) each of the Selling Shareholders being afforded the opportunity to sell that number of Shares as are set forth opposite their names on Schedule I hereto and (b) the Offering having been completed by May 31, 2004. In the event that either of conditions (a) or (b) is not satisfied, this amendment shall be null, void and of no effect.

        B.    Assignment.    This Amendment shall be binding upon the successors and assigns of the respective parties.

        C.    General.    Notwithstanding anything in this Amendment to the contrary, except as expressly set forth herein, the Shareholder Agreement shall remain in full force and effect without amendment or modification thereof. The titles of the sections of this Amendment are for convenience only and are not intended to limit or amplify the provisions of this Amendment.

        D.    Counterparts.    This Amendment may be executed in one or more counterparts, each of which may be either an original or a facsimile and all of which together shall be one and the same instrument.

[Signature Pages Follow]

        IN WITNESS WHEREOF, this Amendment, Acknowledgement and Waiver has been duly executed by the parties as of the day and year first above written.

FREMONT PARTNERS, L.P.
By:	FP Advisors, L.L.C.
Its:	General Partner
	By:	Fremont Group, L.L.C.
	Its:	Managing Member
		By:	Fremont Investors, Inc.
		Its:	Manager
			By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Director
BLUM CAPITAL PARTNERS, L.P.
By:	Richard C. Blum & Associates, Inc.
Its:	General Partner
	By:	/s/ MARC T. SCHOLVINCK Name: Marc T. Scholvinck Title: Partner, Chief Financial Officer and Assistant Secretary
/s/ JAMES R. LEININGER, M.D. James R. Leininger, M.D.
BLUM STRATEGIC PARTNERS II, L.P.
By:	Blum Strategic GP II, L.L.C.
Its:	General Partner
	By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Member

BLUM STRATEGIC PARTNERS II GmbH & Co. KG
By:	Blum Strategic GP II, L.L.C.
Its:	Managing Limited Partner
	By:	/s/ MARC T. SCHOLVINCK Name: Marc T. Scholvinck Title: Managing Member
STINSON CAPITAL PARTNERS II, L.P.
By:	Blum Capital Partners, L.P.
Its:	General Partner
	By:	Richard C. Blum & Associates, Inc.
	Its:	General Partner
		By:	/s/ MARC T. SCHOLVINCK Name: Marc T. Scholvinck Title: Partner, Chief Financial Officer and Assistant Secretary
RCBA-KCI CAPITAL PARTNERS, L.P.
By:	Blum Capital Partners, L.P.
Its:	General Partner
	By:	Richard C. Blum & Associates, Inc.
	Its:	General Partner
		By:	/s/ MARC T. SCHOLVINCK Name: Marc T. Scholvinck Title: Partner, Chief Financial Officer and Assistant Secretary

FREMONT-KCI CO-INVESTMENT COMPANY, L.L.C.
By:	FP Advisors, L.L.C.
Its:	Managing Member
	By:	Fremont Group, L.L.C.
	Its:	Managing Member
		By:	Fremont Investors, Inc.
		Its:	Manager
			By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Director
FREMONT-KCI CO-INVESTMENT COMPANY II, L.L.C.
By:	FP Advisors, L.L.C.
Its:	Managing Member
	By:	Fremont Group, L.L.C.
	Its:	Managing Member
		By:	Fremont Investors, Inc.
		Its:	Manager
			By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Director

FREMONT ACQUISITION COMPANY II, L.L.C.
By:	Fremont Partners, L.P.
Its:	Member
	By:	FP Advisors, L.L.C.
	Its:	General Partner
		By:	Fremont Group, L.L.C.
		Its:	Managing Member
			By:	Fremont Investors, Inc.
			Its:	Manager
				By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Director
FREMONT ACQUISITION COMPANY IIA, L.L.C.
By:	FP Advisors, L.L.C.
Its:	Manager
	By:	Fremont Group, L.L.C.
	Its:	Managing Member
		By:	Fremont Investors, Inc.
		Its:	Manager
			By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Director
FREMONT PARTNERS III, L.P.
By:	FP Advisors III, L.L.C.
Its:	General Partner
	By:	Fremont Group, L.L.C.
	Its:	Sponsoring Member
		By:	Fremont Investors, Inc.
		Its:	Manager
			By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Director

FREMONT PARTNERS III SIDE-BY-SIDE, L.P.
By:	Fremont Group, L.L.C.
Its:	General Partner
	By:	Fremont Investors, Inc.
	Its:	Manager
		By:	/s/ JAMES T. FARRELL Name: James T. Farrell Title: Managing Director
/s/ PETER A. LEININGER Peter A. Leininger
/s/ DANIEL E. LEININGER Daniel E. Leininger
1987 BRIAN C. LEININGER TRUST
By:	/s/ PETER A. LEININGER Name: Peter A. Leininger Title: Trustee
1987 KELLY C. LEININGER TRUST
By:	/s/ PETER A. LEININGER Name: Peter A. Leininger Title: Trustee
1987 TRACY M. LEININGER TRUST
By:	/s/ PETER A. LEININGER Name: Peter A. Leininger Title: Trustee

1987 JOSHUA S. LEININGER TRUST
By:	/s/ PETER A. LEININGER Name: Peter A. Leininger Title: Trustee
KINETIC CONCEPTS, INC.
By:	/s/ DENNIS E. NOLL Name: Dennis E. Noll Title: Senior Vice President, General Counsel and Secretary

SCHEDULE I
Selling Shareholders

Selling Shareholder	Number of Firm Secondary Shares to be Offered and Sold	Percentage of Firm Secondary Shares to be Offered and Sold	Percentage of Over-Allotment Secondary Shares to be Offered and Sold	Percentage of Additional Secondary Shares to be Offered and Sold
Fremont Acquisition Company II, L.L.C.	1,988,326	18.93644%	28.23384%	28.23384%
Fremont Acquisition Company IIA, L.L.C.	483,563	4.60536%	6.86650%	6.86650%
Fremont-KCI Co-Investment Company, L.L.C	646,291	6.15515%	9.17721%	9.17721%
Fremont-KCI Co-Investment Company II, L.L.C.	413,916	3.94206%	5.87753%	5.87753%
Fremont Partners III Side-By-Side, L.P.	30,844	0.29375%	0.43798%	0.43798%
Fremont Partners III, L.P.	677,888	6.45608%	9.62588%	9.62588%
Fremont Total	4,240,828	40.38884%	60.21894%	60.21894%
Blum Strategic Partners II GmbH & Co. KG	2,621	0.02496%	0.03722%	0.03722%
Blum Strategic Partners II, L.P.	127,046	1.20996%	1.80403%	1.80403%
RCBA-KCI Capital Partners, L.P.	2,515,794	23.95994%	35.72379%	35.72379%
Stinson Capital Partners II, L.P.	156,061	1.48630%	2.21604%	2.21604%
Blum Total	2,801,522	26.68116%	39.78108%	39.78108%
James R. Leininger, M.D.	3,457,650	32.93000%	0.00%	0.00%
TOTAL	10,500,000	100.00%	100.00%	100.00%

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  Exhibit 10.35
AMENDMENT, ACKNOWLEDGMENT AND WAIVER
SCHEDULE I Selling Shareholders